UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05445
Name of Registrant:	Vanguard Fenway Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2015 – March 31, 2016
Item 1: Reports to Shareholders

Semiannual Report | March 31, 2016

Vanguard Equity Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangements.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
Total
Returns
Vanguard Equity Income Fund
Investor Shares	10.84%
Admiral™ Shares	10.89
FTSE High Dividend Yield Index	12.02
Equity Income Funds Average	7.44

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Equity Income Fund
Investor Shares	$28.78	$30.39	$0.460	$1.016
Admiral Shares	60.31	63.69	0.988	2.130

Chairman’s Letter

Dear Shareholder,

Despite a brief resurgence of volatility, U.S. stocks produced solid gains for the six months ended March 31, 2016. Stocks of larger-capitalization companies generally outpaced those of smaller firms, while growth stocks finished slightly ahead of their value counterparts.

Vanguard Equity Income Fund, which tends to favor large-cap value stocks, returned nearly 11% for the period. It trailed its benchmark, the FTSE High Dividend Yield Index, but finished more than three percentage points ahead of its peer group average and the broad U.S. stock market.

The fund notched gains in all ten industry sectors, with more than half posting double-digit results. In several sectors, however, the fund’s holdings failed to keep pace with those in the index, leading to its relative underperformance.

As of March 31, the fund’s 30-day SEC yield was 2.86% for Investor Shares, compared with 3.12% at the start of the period. The SEC yield for Admiral Shares stood at 2.95%, compared with 3.21% six months earlier.

Stocks charted an uneven course en route to a favorable outcome

The broad U.S. stock market returned about 7% over the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

Stocks rallied in March as investors again seemed encouraged by news about monetary policy. The Federal Reserve indicated, after a mid-March meeting, that it would raise interest rates fewer times in 2016 than previously anticipated. And central bankers in Europe and Asia kept up stimulus measures to combat weak growth and low inflation.

International stocks returned about 3% for the period after surging more than 8% in March. Stocks from emerging markets and from developed markets of the Pacific region outperformed European stocks, which were nearly flat.

Bonds produced gains following a subpar start

After posting weak results for the first three months of the period, bonds managed solid gains. The broad U.S. taxable bond market returned 2.44% for the fiscal half year.

With stocks volatile and the Fed proceeding cautiously with rate hikes, bonds proved attractive. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained limited by the Fed’s target rate of 0.25%–0.5%—still low despite rising a quarter percentage point in December.

Market Barometer

	Total Returns
	Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

CPI
Consumer Price Index	0.08%	0.85%	1.28%

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.90%. International bonds got a boost as foreign currencies strengthened against the dollar, a turnabout from the trend of recent years. Even without this currency benefit, however, international bond returns were solidly positive.

The fund posted sizable gains despite trailing its benchmark

Vanguard Equity Income Fund focuses on high-quality, well-established companies with above-average current dividend yields and potential for long-term capital appreciation. This approach often leads the fund’s advisors, Wellington Management Company and Vanguard Quantitative Equity Group, to invest in out-of-favor industries, where companies trade at a discount to the overall market’s valuation.

As I mentioned, the fund produced positive results in all ten sectors for the period. Stocks of industrial, information technology, and consumer staples companies contributed most to performance, together adding nearly 6 percentage points to the fund’s total return.

Despite its strong overall result, the fund trailed its benchmark. This underper-formance can be attributed to smaller returns in a number of sectors. The most notable of these was health care, where the fund’s pharmaceutical stocks failed

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Equity Income Fund	0.26%	0.17%	1.20%

The fund expense ratios shown are from the prospectus dated January 27, 2016, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2016, the fund’s annualized expense ratios were 0.24% for Investor Shares and 0.16% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Equity Income Funds.

to keep pace with those in the index. Weaker selection in consumer staples and telecommunication services also hurt the fund in comparison to the benchmark. The fund’s overweight allocation to financials detracted as the sector was one of the worst performers in the benchmark.

Energy was a relative bright spot, as the fund’s holdings outpaced those in the index.

For more about the advisors’ strategy and the fund’s positioning during the six months, please see the Advisors’ Report that follows this letter.

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

Note: Data are for U.S.-based Vanguard funds only.
Source: Vanguard.

Consider rebalancing to manage your risk

Let’s say you’ve taken the time to carefully create an appropriate asset allocation for your investment portfolio. Your efforts have produced a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance.

But what should you do when your portfolio drifts from its original asset allocation as the financial markets rise or fall? Consider rebalancing to bring it back to the proper mix.

Just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market (as measured by the Russell 3000 Index) returned 33.55% and the broad taxable bond market (as measured by the Barclays U.S. Aggregate Bond Index) returned –2.02%. A hypothetical portfolio that tracked the broad domestic market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing to bring your portfolio back to its original targets would require you to shift assets away from areas that have been performing well toward those that have been falling behind. That isn’t easy or intuitive. It’s a way to minimize risk rather than maximize returns and to stick with your investment plan through different types of markets. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/research.)

It’s not necessary to check your portfolio every day or every month, much less rebalance it that frequently. It may be more appropriate to monitor it annually or semiannually and rebalance when your allocation swings 5 percentage points or more from its target.

It’s important, of course, to be aware of the tax implications. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a tax-advantaged retirement account or to direct new cash flows into the underweighted asset class.

However you go about it, keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2016

Advisors’ Report

For the six months ended March 31, 2016, Vanguard Equity Income Fund returned almost 11%. It trailed its benchmark, the FTSE High Dividend Yield Index, but finished ahead of its peer group average and the broad U.S. stock market.

This performance reflects the combined results of your fund’s two independent investment advisors, Wellington Management Company and Vanguard Quantitative Equity Group. The use of two advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the six months and its effect on portfolio positioning. These comments were prepared on April 19, 2016.

Wellington Management Company llp

Portfolio Manager:

W. Michael Reckmeyer, III, CFA,
Senior Managing Director
and Equity Portfolio Manager

The investment environment remained somewhat precarious during the period, with divergent trends between developed and emerging markets and uncertainty over central bank policies.

China continues to transition from a rapidly growing economy to more moderate growth and has employed a variety of actions to stimulate economic

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	64	12,885	A fundamental approach to seeking desirable stocks.
Company LLP			Our selections typically offer above-average dividend
			yields, below-average valuations, and the potential for
			dividend increases in the future.
Vanguard Quantitative Equity	34	6,939	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	2	373	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

activity. Although data out of China have been more positive recently, the extent of the country’s slowdown is still uncertain. Other emerging economies are also slowing, with Brazil and Russia in severe recessions.

Europe struggled at the beginning of 2016, and the European Central Bank (ECB) continued to take action, expanding monetary policies and moving interest rates further into negative territory. Markets had mixed reactions, and the ECB’s tactics have prompted some volatility in recent months. Japan also experienced a rocky start to 2016, as the Bank of Japan surprised investors with its decision to implement negative interest rates.

The United States is in its seventh year of expansion and one of the largest economic recoveries in history. Core inflation is starting to tick up, unemployment continues to fall, and wages have been accelerating. It also remains to be seen how the Federal Reserve’s experiment with quantitative easing will play out, particularly with the global uncertainties and other central banks’ actions. With this backdrop, the consumer remains resilient. However, the strong dollar will likely weigh on U.S. exports, and energy and industrial inventories remain elevated.

Our underperformance was driven by sector allocation, a residual of our bottom-up stock selection process. An overweight allocation to financials, the worst performing sector in the benchmark, and a cash position in a strong equity market detracted most from relative performance. Stock selection in health care, utilities, and consumer staples also hurt performance. On an individual name basis, our positions in Marathon Oil and Union Pacific, as well as our decision not to own benchmark constituent AT&T, detracted most. We eliminated our position in Marathon Oil as eroding oil fundamentals caused management to cut its dividend.

Selection in the energy, financial, and information technology sectors helped performance. Overweight allocations to utilities and industrials, as well as our underweight position in Eli Lilly and decisions not to own energy companies Kinder Morgan or Williams, also aided performance. We eliminated our position in Eli Lilly early in the period.

At the end of the period, we were most overweighted in financials, health care, and energy. Consumer staples, consumer discretionary, and telecommunication services were our largest underweights relative to the benchmark.

Significant purchases in the past six months included new positions in Sempra Energy, Canadian Natural Resources, TransCanada, and Amgen. We trimmed our positions in Home Depot because of valuation and in Analog Devices as the stock neared our target price. We also eliminated Symantec over concerns about business fundamentals and our uncertainty about how management would allocate excess cash.

As always, we remain focused on finding investment opportunities in quality dividend-paying companies with superior total return potential at discounted valuations.

Vanguard Quantitative Equity Group

Portfolio Managers:

Michael R. Roach, CFA

James P. Stetler, Principal

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

For the six months, the Equity Income Fund returned nearly 11%, trailing its benchmark. The broad U.S. equity market was up 7.30%. Large- and mid-capitalization stocks drove performance, returning 7.75%, while small-caps lagged the broad market with a 2.02% return. Growth stocks took a slight lead over value stocks, with returns of 7.45% and 7.15%, respectively. Globally, the U.S. equity market continued to outperform international markets, with emerging markets turning in a strong performance and developed markets advancing modestly.

Performance within the FTSE benchmark was broad-based as all ten sector groups generated positive returns, with the strongest results in telecommunication services, materials, and utility companies. Although the energy sector improved over the prior period, energy and financials were the index’s weakest performers.

Heading into 2016, the U.S. economy continued to grow but at a slower pace. Fourth quarter 2015 real GDP grew 1.4%, compared with 2.0% in the third quarter, with the deceleration primarily attributed to downturns in nonresidential fixed investment, exports, and state and local government spending. Corporate profits decreased 8.1% in the same quarter, reflecting the largest quarterly decline since the first quarter of 2011. However, the U.S. job market further improved. Total nonfarm payroll employment rose by 215,000 in March, and the unemployment rate was slightly changed at 5.0%.

After declining significantly in the first quarter of 2016, oil prices recovered, increasing over 40% after bottoming out in mid-February. This volatility spilled into the global stock markets, which saw similar price action in the same quarter. The Federal Reserve raised interest rates in December after having kept them near zero since 2008. Further gradual hikes are expected later this year but are dependent on global economic data. Although the U.S. interest rates are increasing, several central banks, including the European Central Bank and the Bank of Japan, are experimenting with negative interest rates in an attempt to spur economic growth.

Although it’s important to understand how overall portfolio performance is affected by the macro factors we’ve described, our approach to investing focuses on specific stock fundamentals. We compare all stocks in our investment universe within the same industry groups in order to identify those with characteristics that we believe will enable them to outperform over the long run. To do this, we use a strict quantitative process involving valuation and other factors that are focused on fundamental growth. The interaction of these factors generates a daily opinion that seeks to capitalize on investor biases across the market. Using the results of our model, we construct our portfolio with the goal of maximizing expected return while minimizing exposure to risks relative to the benchmark, such as industry selection, that our research indicates do not improve returns.

For the fiscal half year, our quality, valuation, and management decision models contributed positively to performance. However, our growth and sentiment models did not perform as expected.

Our stock selection results across sectors were mixed. We produced strong positive selections in four sectors, with the best results in utilities and the least favorable in consumer discretionary.

Within utilities, Atmos Energy (+29%), Exelon (+23%), and PPL (+18%) contributed most to relative performance. In consumer discretionary, an overweight in GameStop (–21%) and an underweight in McDonald’s (+30%) detracted.

Equity Income Fund

Fund Profile
As of March 31, 2016

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEIPX	VEIRX
Expense Ratio[1]	0.26%	0.17%
30-Day SEC Yield	2.86%	2.95%

Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Number of Stocks	205	425	3,900
Median Market Cap	$105.7B	$120.5B	$52.5B
Price/Earnings Ratio	19.0x	18.8x	21.8x
Price/Book Ratio	2.5x	2.6x	2.7x
Return on Equity	18.4%	18.4%	17.5%
Earnings Growth
Rate	4.6%	2.7%	8.0%
Dividend Yield	3.2%	3.3%	2.1%
Foreign Holdings	7.9%	0.0%	0.0%
Turnover Rate
(Annualized)	25%	—	—
Short-Term Reserves	1.9%	—	—

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Consumer
Discretionary	5.9%	6.8%	13.6%
Consumer Staples	11.9	14.9	9.2
Energy	11.2	10.2	6.1
Financials	15.5	13.1	17.4
Health Care	12.0	10.8	13.7
Industrials	12.8	11.8	10.7
Information
Technology	14.1	14.6	20.1
Materials	2.5	3.4	3.2
Telecommunication
Services	4.8	5.8	2.5
Utilities	9.3	8.6	3.5

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	0.98	0.92
Beta	0.99	0.89

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Systems Software	4.7%
Johnson & Johnson	Pharmaceuticals	3.3
General Electric Co.	Industrial
	Conglomerates	3.1
Wells Fargo & Co.	Diversified Banks	3.0
JPMorgan Chase & Co.	Diversified Banks	2.9
Verizon Communications Integrated
Inc.	Telecommunication
	Services	2.8
Cisco Systems Inc.	Communications
	Equipment	2.5
Exxon Mobil Corp.	Integrated Oil & Gas	2.5
Intel Corp.	Semiconductors	2.3
Merck & Co. Inc.	Pharmaceuticals	2.2
Top Ten		29.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2016, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2016, the annualized expense ratios were 0.24% for Investor Shares and 0.16% for Admiral Shares.

Equity Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016

For a benchmark description, see the Glossary.
Note: For 2016, performance data reflect the six months ended March 31, 2016.

Average Annual Total Returns: Periods Ended March 31, 2016

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	3/21/1988	4.39%	12.20%	7.81%
Admiral Shares	8/13/2001	4.48	12.30	7.92

See Financial Highlights for dividend and capital gains information.

Equity Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.7%)[1]
Consumer Discretionary (5.6%)
	Home Depot Inc.	2,668,400	356,045
	McDonald’s Corp.	1,901,999	239,043
	Thomson Reuters Corp.	2,537,270	102,709
	Target Corp.	910,704	74,933
	General Motors Co.	1,798,408	56,524
	Carnival Corp.	1,057,256	55,791
	Ford Motor Co.	3,663,201	49,453
	Darden Restaurants Inc.	644,783	42,749
	Leggett & Platt Inc.	822,472	39,808
	Omnicom Group Inc.	475,587	39,583
^	American Eagle Outfitters
	Inc.	2,149,133	35,826
^	Nordstrom Inc.	160,820	9,200
	Gannett Co. Inc.	507,439	7,683
	Abercrombie & Fitch Co.	230,671	7,275
^	Cracker Barrel Old
	Country Store Inc.	36,538	5,578
	VF Corp.	82,400	5,336
	Time Inc.	135,597	2,094
			1,129,630
Consumer Staples (11.5%)
	Coca-Cola Co.	7,210,180	334,480
	Kraft Heinz Co.	3,509,670	275,720
	Philip Morris International
	Inc.	2,806,359	275,332
	Procter & Gamble Co.	2,667,494	219,561
	British American Tobacco
	plc	3,461,559	202,420
	Altria Group Inc.	3,166,508	198,413
	Wal-Mart Stores Inc.	2,164,204	148,226
	PepsiCo Inc.	1,151,290	117,984
	Diageo plc ADR	910,100	98,173
	Kimberly-Clark Corp.	497,620	66,935
	General Mills Inc.	962,705	60,987
	ConAgra Foods Inc.	1,144,000	51,045
	Clorox Co.	363,970	45,882
	Coca-Cola Enterprises Inc.	849,722	43,115

	Sysco Corp.	897,192	41,926
	Campbell Soup Co.	581,694	37,106
	Ingredion Inc.	345,791	36,927
	Dr Pepper Snapple Group
	Inc.	380,525	34,027
^	Nu Skin Enterprises Inc.
	Class A	372,380	14,244
	Universal Corp.	150,034	8,524
^	Cal-Maine Foods Inc.	100,807	5,233
	Bunge Ltd.	67,465	3,823
			2,320,083
Energy (10.8%)
	Exxon Mobil Corp.	5,989,365	500,651
	Chevron Corp.	4,298,537	410,080
	Suncor Energy Inc.	9,724,010	270,425
	Occidental Petroleum
	Corp.	3,006,635	205,744
	Phillips 66	2,266,477	196,254
	Enbridge Inc.	2,979,500	115,932
	Canadian Natural
	Resources Ltd.	3,953,300	106,739
^	TransCanada Corp.	1,524,800	59,947
	Valero Energy Corp.	926,458	59,423
	PBF Energy Inc. Class A	1,122,971	37,283
^	Nordic American Tankers
	Ltd.	2,574,029	36,268
	Noble Corp. plc	3,421,359	35,411
	Ensco plc Class A	3,249,180	33,694
	TransCanada Corp.
	Subscription Receipts	911,400	32,105
	Western Refining Inc.	1,058,001	30,777
	HollyFrontier Corp.	724,314	25,583
	Scorpio Tankers Inc.	2,777,715	16,194
^	Ship Finance International
	Ltd.	369,875	5,138
	Teekay Corp.	383,572	3,322
	ConocoPhillips	72,212	2,908
^	CVR Energy Inc.	100,600	2,626
			2,186,504

Equity Income Fund

		Market
		Value•
	Shares	($000)
Financials (14.9%)
Wells Fargo & Co.	12,412,107	600,250
JPMorgan Chase & Co.	9,759,536	577,960
Marsh & McLennan Cos.
Inc.	5,490,070	333,741
PNC Financial Services
Group Inc.	2,714,448	229,561
Chubb Ltd.	1,752,299	208,786
BlackRock Inc.	606,730	206,634
MetLife Inc.	3,085,700	135,586
M&T Bank Corp.	1,075,190	119,346
US Bancorp	2,402,740	97,527
Prudential Financial Inc.	881,031	63,628
Travelers Cos. Inc.	536,203	62,580
Principal Financial Group
Inc.	1,396,500	55,092
Fifth Third Bancorp	2,800,236	46,736
Aflac Inc.	729,393	46,054
Regions Financial Corp.	5,308,287	41,670
Lazard Ltd. Class A	1,052,449	40,835
Navient Corp.	3,328,079	39,837
SunTrust Banks Inc.	548,071	19,774
First American Financial
Corp.	422,211	16,090
Ameriprise Financial Inc.	169,720	15,955
Hanover Insurance Group
Inc.	163,863	14,784
Federated Investors Inc.
Class B	326,543	9,421
CME Group Inc.	96,142	9,234
Old Republic International
Corp.	250,588	4,581
Washington Federal Inc.	201,500	4,564
Old National Bancorp	324,892	3,960
KeyCorp	300,491	3,317
BGC Partners Inc.
Class A	302,924	2,742
First Commonwealth
Financial Corp.	267,000	2,366
BBCN Bancorp Inc.	141,772	2,154
T. Rowe Price Group Inc.	26,668	1,959
		3,016,724
Health Care (11.6%)
Johnson & Johnson	6,147,472	665,157
Merck & Co. Inc.	8,280,390	438,115
Pfizer Inc.	14,066,244	416,924
Bristol-Myers Squibb Co.	3,610,854	230,661
Roche Holding AG	526,858	129,365
^ AstraZeneca plc ADR	3,674,098	103,463
Novartis AG	1,310,211	94,796
Eli Lilly & Co.	1,168,754	84,162
Amgen Inc.	538,900	80,797
AbbVie Inc.	1,297,438	74,110
Owens & Minor Inc.	271,733	10,983

Baxter International Inc.	92,282	3,791
Computer Programs
& Systems Inc.	29,179	1,521
		2,333,845
Industrials (12.4%)
General Electric Co.	19,953,816	634,332
Eaton Corp. plc	4,101,056	256,562
3M Co.	1,391,500	231,866
United Technologies
Corp.	2,032,780	203,481
United Parcel Service Inc.
Class B	1,593,204	168,035
Honeywell International
Inc.	1,388,900	155,626
Raytheon Co.	1,253,743	153,747
Union Pacific Corp.	1,648,500	131,138
Waste Management Inc.	1,542,590	91,013
Boeing Co.	692,640	87,924
Caterpillar Inc.	1,097,810	84,026
PACCAR Inc.	891,700	48,767
Stanley Black & Decker
Inc.	461,239	48,527
GATX Corp.	768,596	36,508
Pitney Bowes Inc.	1,679,063	36,167
General Dynamics Corp.	231,500	30,412
Lockheed Martin Corp.	94,273	20,881
Emerson Electric Co.	281,075	15,285
Briggs & Stratton Corp.	452,781	10,831
RR Donnelley & Sons Co.	553,387	9,076
CH Robinson Worldwide
Inc.	116,299	8,633
CSX Corp.	256,078	6,594
Steelcase Inc. Class A	407,509	6,080
General Cable Corp.	493,141	6,021
Aircastle Ltd.	222,069	4,939
West Corp.	161,600	3,688
Greenbrier Cos. Inc.	110,295	3,049
Ryder System Inc.	43,240	2,801
ADT Corp.	67,750	2,795
MSC Industrial Direct Co.
Inc. Class A	18,591	1,419
Kennametal Inc.	60,758	1,366
^ American Railcar
Industries Inc.	29,416	1,198
		2,502,787
Information Technology (13.5%)
Microsoft Corp.	17,312,086	956,147
Cisco Systems Inc.	17,647,440	502,423
Intel Corp.	14,076,250	455,367
International Business
Machines Corp.	896,471	135,771
Analog Devices Inc.	2,063,075	122,113
Maxim Integrated
Products Inc.	3,231,889	118,869

Equity Income Fund

		Market
		Value•
	Shares	($000)
Texas Instruments Inc.	2,005,508	115,156
QUALCOMM Inc.	970,471	49,630
Leidos Holdings Inc.	780,686	39,284
Western Union Co.	1,975,079	38,099
Lexmark International Inc.
Class A	956,900	31,989
Broadridge Financial
Solutions Inc.	492,348	29,201
HP Inc.	1,542,383	19,002
Computer Sciences Corp.	466,700	16,050
KLA-Tencor Corp.	213,427	15,540
Diebold Inc.	531,722	15,372
CSRA Inc.	521,600	14,031
Xilinx Inc.	194,368	9,219
Seagate Technology plc	231,586	7,978
Xerox Corp.	693,568	7,740
Linear Technology Corp.	169,280	7,543
EarthLink Holdings Corp.	973,578	5,520
Science Applications
International Corp.	99,540	5,309
		2,717,353
Materials (2.4%)
Dow Chemical Co.	4,182,571	212,726
International Paper Co.	1,476,520	60,596
Nucor Corp.	1,279,610	60,526
LyondellBasell Industries
Class A	665,179	56,926
Bemis Co. Inc.	665,663	34,468
Avery Dennison Corp.	474,010	34,181
EI du Pont de Nemours
& Co.	147,060	9,312
Domtar Corp.	210,021	8,506
Commercial Metals Co.	313,776	5,325
Reliance Steel
& Aluminum Co.	45,693	3,161
Huntsman Corp.	112,146	1,491
Schweitzer-Mauduit
International Inc.	44,761	1,409
		488,627
Other (0.4%)
^,2 Vanguard High Dividend
Yield ETF	1,047,950	72,351

Telecommunication Services (4.6%)
Verizon Communications
Inc.	10,406,073	562,760
BCE Inc.	3,850,600	175,490
AT&T Inc.	4,048,057	158,562
CenturyLink Inc.	1,291,301	41,270
		938,082

Utilities (9.0%)
Dominion Resources Inc.	3,527,800	265,008
Xcel Energy Inc.	4,743,590	198,377
UGI Corp.	4,406,249	177,528
Eversource Energy	2,806,390	163,725
NextEra Energy Inc.	1,230,530	145,621
Sempra Energy	1,095,700	114,008
Duke Energy Corp.	1,379,122	111,268
National Grid plc	7,441,192	105,289
Exelon Corp.	1,799,400	64,526
American Electric Power
Co. Inc.	911,173	60,502
Public Service Enterprise
Group Inc.	1,197,896	56,469
PPL Corp.	1,462,202	55,666
FirstEnergy Corp.	1,347,888	48,484
Consolidated Edison Inc.	588,180	45,066
WGL Holdings Inc.	505,891	36,611
Atmos Energy Corp.	363,667	27,006
CMS Energy Corp.	591,761	25,114
SCANA Corp.	305,367	21,421
NiSource Inc.	689,676	16,249
ONE Gas Inc.	207,537	12,681
Entergy Corp.	158,321	12,552
Ameren Corp.	215,498	10,796
TECO Energy Inc.	303,142	8,346
Vectren Corp.	161,849	8,183
pinnacle west capital
corp.	105,917	7,951
cleco corp.	140,145	7,737
agl resources inc.	72,222	4,705
southern co.	83,585	4,324
avista corp.	86,720	3,536
Great Plains Energy Inc.	74,694	2,409
		1,821,158
Total Common Stocks
(Cost $15,573,403)		19,527,144

Equity Income Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (4.1%)[1]
Money Market Fund (2.1%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.495%	429,354,469	429,354

		Face
		Amount
		($000)
Repurchase Agreements (1.7%)
	Goldman Sachs & Co.
	0.300%, 4/1/16 (Dated
	3/31/16, Repurchase
	Value $155,101,000,
	collateralized by Federal
	Home Loan Mortgage
	Corp. 3.50%, 7/1/42,
	Federal National Mortgage
	Assn. 2.470%–4.000%,
	6/1/22–7/1/44, with a
	value of $158,202,000)	155,100	155,100
	RBS Securities, Inc.
	0.290%, 4/1/16 (Dated
	3/31/16, Repurchase Value
	$143,301,000, collateralized
	by U.S. Treasury Note
	1.375%–2.000%, 9/30/18–
	2/15/23, with a value of
	$146,170,000)	143,300	143,300
	Societe Generale
	0.320%, 4/1/16 (Dated
	3/31/16, Repurchase Value
	$39,400,000, collateralized
	by Federal Home Loan
	Bank 1.250%, 3/30/21,
	U.S. Treasury Note/
	Bond, 0.625%–3.875%,
	8/31/16–2/15/46, with a
	value of $40,188,000)	39,400	39,400
			337,800
U.S. Government and Agency Obligations (0.3%)
5	Federal Home Loan
	Bank Discount Notes,
	0.331%, 4/13/16	500	500
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.245%, 4/20/16	9,000	8,999
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.294%, 4/29/16	7,000	6,999

		Face	Market
		Amount	Value•
		($000)	($000)
5	Federal Home Loan
	Bank Discount Notes,
	0.371%, 5/4/16	100	100
5	Federal Home Loan
	Bank Discount Notes,
	0.380%–0.387%, 6/8/16	50,000	49,966
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.471%, 8/10/16	5,000	4,992
6	United States Treasury Bill,
	0.370%–0.386%, 5/26/16	500	500
6	United States Treasury Note,
	0.375%, 5/31/16	1,000	1,000
			73,056
Total Temporary Cash Investments
(Cost $840,206)			840,210
Total Investments (100.8%)
(Cost $16,413,609)			20,367,354

			Amount
			($000
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard			1,672
Receivables for Investment Securities Sold			267
Receivables for Accrued Income			45,848
Receivables for Capital Shares Issued			34,850
Other Assets			888
Total Other Assets			83,525
Liabilities
Payables for Investment Securities
Purchased			(69,520)
Collateral for Securities on Loan			(125,112)
Payables for Capital Shares Redeemed			(36,484)
Payables to Investment Advisor			(3,149)
Payables to Vanguard			(18,523)
Other Liabilities			(605)
Total Liabilities			(253,393)
Net Assets (100%)			20,197,486

Equity Income Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	16,297,348
Overdistributed Net Investment Income	(195)
Accumulated Net Realized Losses	(58,691)
Unrealized Appreciation (Depreciation)
Investment Securities	3,953,745
Futures Contracts	5,214
Foreign Currencies	65
Net Assets	20,197,486

Investor Shares—Net Assets
Applicable to 171,028,603 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,197,102
Net Asset Value Per Share—
Investor Shares	$30.39

Admiral Shares—Net Assets
Applicable to 235,524,153 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,000,384
Net Asset Value Per Share—
Admiral Shares	$63.69

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $119,850,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 2.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $125,112,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $15,091,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Dividends[1,2]	315,040
Interest[2]	779
Securities Lending	1,450
Total Income	317,269
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,364
Performance Adjustment	(862)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,304
Management and Administrative—Admiral Shares	4,877
Marketing and Distribution—Investor Shares	645
Marketing and Distribution—Admiral Shares	824
Custodian Fees	80
Shareholders’ Reports—Investor Shares	51
Shareholders’ Reports—Admiral Shares	52
Trustees’ Fees and Expenses	10
Total Expenses	17,345
Net Investment Income	299,924
Realized Net Gain (Loss)
Investment Securities Sold[2]	(48,150)
Futures Contracts	21,750
Foreign Currencies	(321)
Realized Net Gain (Loss)	(26,721)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,678,041
Futures Contracts	7,236
Foreign Currencies	190
Change in Unrealized Appreciation (Depreciation)	1,685,467
Net Increase (Decrease) in Net Assets Resulting from Operations	1,958,670
1 Dividends are net of foreign withholding taxes of $2,976,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,129,000, $410,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	299,924	522,834
Realized Net Gain (Loss)	(26,721)	709,638
Change in Unrealized Appreciation (Depreciation)	1,685,467	(1,607,265)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,958,670	(374,793)
Distributions
Net Investment Income
Investor Shares	(77,134)	(148,834)
Admiral Shares	(221,224)	(377,108)
Realized Capital Gain[1]
Investor Shares	(168,698)	(178,446)
Admiral Shares	(461,701)	(410,635)
Total Distributions	(928,757)	(1,115,023)
Capital Share Transactions
Investor Shares	117,285	(307,678)
Admiral Shares	1,275,515	1,725,388
Net Increase (Decrease) from Capital Share Transactions	1,392,800	1,417,710
Total Increase (Decrease)	2,422,713	(72,106)
Net Assets
Beginning of Period	17,774,773	17,846,879
End of Period[2]	20,197,486	17,774,773

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $134,022,000 and $129,551,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($195,000) and ($1,440,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$28.78	$31.23	$28.26	$24.31	$19.40	$18.83
Investment Operations
Net Investment Income	. 463	. 847	. 826.732		. 667	. 596
Net Realized and Unrealized Gain (Loss)
on Investments	2.623	(1.431)	3.754	3.946	4.908	.567
Total from Investment Operations	3.086	(.584)	4.580	4.678	5.575	1.163
Distributions
Dividends from Net Investment Income	(. 460)	(. 852)	(. 811)	(.728)	(. 665)	(. 593)
Distributions from Realized Capital Gains	(1.016)	(1.014)	(.799)	—	—	—
Total Distributions	(1.476)	(1.866)	(1.610)	(.728)	(.665)	(.593)
Net Asset Value, End of Period	$30.39	$28.78	$31.23	$28.26	$24.31	$19.40

Total Return[1]	10.84%	-2.11%	16.62%	19.45%	29.00%	6.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,197	$4,812	$5,528	$4,839	$4,107	$2,835
Ratio of Total Expenses to
Average Net Assets[2]	0.24%	0.26%	0.29%	0.30%	0.30%	0.31%
Ratio of Net Investment Income to
Average Net Assets	3.11%	2.72%	2.74%	2.81%	3.00%	2.89%
Portfolio Turnover Rate	25%	32%	33%	34%	26%	29%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.00%, 0.00%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$60.31	$65.45	$59.24	$50.94	$40.67	$39.47
Investment Operations
Net Investment Income	.994	1.834	1.790	1.585	1.445	1.286
Net Realized and Unrealized Gain (Loss)
on Investments	5.504	(3.003)	7.853	8.293	10.265	1.194
Total from Investment Operations	6.498	(1.169)	9.643	9.878	11.710	2.480
Distributions
Dividends from Net Investment Income	(.988)	(1.846)	(1.758)	(1.578)	(1.440)	(1.280)
Distributions from Realized Capital Gains	(2.130)	(2.125)	(1.675)	—	—	—
Total Distributions	(3.118)	(3.971)	(3.433)	(1.578)	(1.440)	(1.280)
Net Asset Value, End of Period	$63.69	$60.31	$65.45	$59.24	$50.94	$40.67

Total Return[1]	10.89%	-2.03%	16.70%	19.61%	29.06%	6.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,000	$12,962	$12,319	$9,134	$5,234	$2,614
Ratio of Total Expenses to
Average Net Assets[2]	0.16%	0.17%	0.20%	0.21%	0.21%	0.22%
Ratio of Net Investment Income to
Average Net Assets	3.19%	2.81%	2.83%	2.90%	3.09%	2.98%
Portfolio Turnover Rate	25%	32%	33%	34%	26%	29%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.00%, 0.00%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Equity Income Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2016, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings,

Equity Income Fund

if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,208,000 for the six months ended March 31, 2016.

For the six months ended March 31, 2016, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.09% of the fund’s average net assets, before a decrease of $862,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2016, the fund had contributed to Vanguard capital in the amount of $1,672,000, representing 0.01% of the fund’s net assets and 0.67% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Equity Income Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	18,995,274	531,870	—
Temporary Cash Investments	429,354	410,856	—
Futures Contracts—Assets[1]	11	—	—
Futures Contracts—Liabilities[1]	(594)	—	—
Total	19,424,045	942,726	—
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2016	3,209	329,163	5,214

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2016, the fund realized net foreign currency losses of $321,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

Equity Income Fund

At March 31, 2016, the cost of investment securities for tax purposes was $16,413,734,000. Net unrealized appreciation of investment securities for tax purposes was $3,953,620,000, consisting of unrealized gains of $4,272,775,000 on securities that had risen in value since their purchase and $319,155,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2016, the fund purchased $2,918,431,000 of investment securities and sold $2,318,423,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2016		September 30, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	499,301	16,931	1,014,630	32,639
Issued in Lieu of Cash Distributions	229,754	7,687	306,263	10,045
Redeemed	(611,770)	(20,831)	(1,628,571)	(52,449)
Net Increase (Decrease)—Investor Shares	117,285	3,787	(307,678)	(9,765)
Admiral Shares
Issued	1,968,765	31,919	3,559,820	54,765
Issued in Lieu of Cash Distributions	579,327	9,247	672,092	10,525
Redeemed	(1,272,577)	(20,567)	(2,506,524)	(38,575)
Net Increase (Decrease) —Admiral Shares	1,275,515	20,599	1,725,388	26,715

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	9/30/2015	3/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,108.40	$1.27
Admiral Shares	1,000.00	1,108.92	0.84
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.80	$1.21
Admiral Shares	1,000.00	1,024.20	0.81

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for Investor Shares and 0.16% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Equity Income Fund has renewed the fund’s investment advisory arrangements with Wellington Management Company LLP (Wellington Management) and The Vanguard Group, Inc. (Vanguard)—through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Wellington Management. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the fund since 2000. The board also noted that the portfolio manager to the fund has over two decades of investment industry experience. Utilizing fundamental research, Wellington Management seeks to build a portfolio with an above-market yield, superior growth rate, and more attractive valuation. While every company purchased for the portfolio will pay a dividend, the goal is to build a portfolio with an above-market yield in aggregate, allowing for individual companies with below-market yields. Normalized earnings, normalized price-to-earnings ratios, and improving returns on capital are key to the research process.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Equity Income Index: Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q652 052016

Semiannual Report | March 31, 2016

Vanguard PRIMECAP Core Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
Total
Returns
Vanguard PRIMECAP Core Fund	7.35%
MSCI US Prime Market 750 Index	7.75
Multi-Cap Core Funds Average	4.90
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Core Fund	$20.26	$20.73	$0.243	$0.789

1

Chairman’s Letter

Dear Shareholder,

While markets could be volatile and its holdings weren’t completely in sync with market sector trends, Vanguard PRIMECAP Core Fund ultimately delivered a solid performance over the six months ended March 31, 2016.

The fund returned about 7%, a fraction behind the benchmark MSCI US Prime Market 750 Index and more than 2 percentage points ahead of the average return of its multi-capitalization core fund peers.

Stocks charted an uneven course en route to a favorable outcome

The broad U.S. stock market returned about 7% over the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

Stocks rallied in March as investors again seemed encouraged by news about monetary policy. The Federal Reserve indicated, after a mid-March meeting, that it would raise interest rates fewer times in 2016 than previously anticipated. And central bankers in Europe and Asia kept up stimulus measures to combat weak growth and low inflation.

International stocks returned about 3% for the period after surging more than 8% in March. Stocks from emerging markets and from developed markets of the Pacific region outperformed European stocks, which were nearly flat.

2

Bonds produced gains following a subpar start

After posting weak results for the first three months of the period, bonds managed solid gains in the final three. The broad U.S. taxable bond market returned 2.44% for the fiscal half year.

With stocks volatile and the Fed proceeding cautiously with rate hikes, bonds proved attractive. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained limited by the Fed’s target rate of 0.25%–0.5%—still low despite rising a quarter percentage point in December.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.90%. International bonds benefited as foreign currencies strengthened against the dollar, a turnabout from the trend of recent years. Even in local currencies, however, international bond returns were solidly positive, boosted in part by the additional stimulus measures in Europe and Asia.

Market Barometer

	Total Returns
	Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

CPI
Consumer Price Index	0.08%	0.85%	1.28%

3

The technology sector surged while health care stocks lagged

Vanguard PRIMECAP Core Fund has had a commendable record since its December 2004 launch. From its inception through March 31, 2016, the fund has generated an average annual return of nearly 9.5%. By comparison, annual returns for both the broad U.S. market and the benchmark MSCI US Prime Market 750 Index averaged around 7.5%, and the average annual return of the fund’s multi-cap core fund peers was almost 6%.

A decade-plus of significant outperformance is uncommon in the mutual fund industry. Credit for this accomplishment belongs to the fund’s advisor, PRIMECAP Management Company. The advisor has demonstrated conviction, patience, and skill in constructing a portfolio that bears little resemblance to its benchmark index even as it aims to surpass it.

A portfolio that looks different from the benchmark index is likely to behave differently, too; hopefully for the better, but possibly for the worse. The road to long-term outperformance sometimes travels through short-term underperfor-mance as the advisor maintains stock holdings through difficult stretches with the belief that there eventually will be a rebound.

The information technology and health care sectors continue to be the cornerstones of the PRIMECAP Core Fund, but their results diverged over the six months

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
PRIMECAP Core Fund	0.47%	1.17%

The fund expense ratio shown is from the prospectus dated January 27, 2016, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2016, the fund’s annualized expense ratio was 0.45%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Multi-Cap Core Funds.

4

under review. Technology stocks were the fund’s best performers, while health care stocks were its worst.

PRIMECAP Core’s technology stocks accounted for close to 30% of the portfolio, on average, over the period. Their return of more than 17% was well ahead of the 11% for those in the benchmark. Gains were evident across the board, with semiconductors, hardware, software, and internet companies all making sizable contributions. Competition is fierce within the industry as corporations gravitate toward cloud computing and consumers opt for new products and

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

Note: Data are for U.S.-based Vanguard funds only.
Source: Vanguard.

5

services. PRIMECAP Management’s research and insight into this sector are invaluable.

The health care sector also made up nearly 30% of the fund’s portfolio, on average, over the period. PRIMECAP Core’s health care stocks returned about –1%, compared with a rise of about 2% for those of the benchmark. Pharmaceutical stocks were the primary culprit as the possibility of increased government regulation loomed over future profits. A slowdown in merger and acquisition activity hurt, too. However, the fund’s health care equipment stocks performed well and its biotechnology stocks managed a slight gain even as the biotech industry as a whole struggled with high valuations.

PRIMECAP Core’s exposure to the industrial sector approached 20%, on average, over the period and also boosted returns. Airline and air freight and logistics firms were responsible for most of the performance as lower fuel prices reduced costs. The fund had 10% or more exposure to only one other sector: consumer discretionary, which returned about 4%.

For more about the advisor’s strategy and the fund’s positioning during the six months, please see the Advisor’s Report that follows this letter.

Consider rebalancing to manage your risk

Let’s say you’ve taken the time to carefully create an appropriate asset allocation for your investment portfolio. Your efforts have produced a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance.

But what should you do when your portfolio drifts from its original asset allocation as the financial markets rise or fall? Consider rebalancing to bring it back to the proper mix.

Just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market (as measured by the Russell 3000 Index) returned 33.55% and the broad taxable bond market (as measured by the Barclays U.S. Aggregate Bond Index) returned –2.02%. A hypothetical portfolio that tracked the broad domestic market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing to bring your portfolio back to its original targets would require you to shift assets away from areas that have been performing well toward those that have been falling behind. That isn’t easy or intuitive. It’s a way to minimize risk rather than maximize returns and to stick with your investment plan through different types of markets. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/research.)

6

It’s not necessary to check your portfolio every day or every month, much less rebalance it that frequently. It may be more appropriate to monitor it annually or semiannually and rebalance when your allocation swings 5 percentage points or more from its target.

It’s important, of course, to be aware of the tax implications. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a tax-advantaged retirement account or to direct new cash flows into the underweighted asset class.

However you go about it, keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 19, 2016

7

Advisor’s Report

For the six months ended March 31, 2016, Vanguard PRIMECAP Core Fund returned 7.35%, trailing the 7.75% return of its benchmark, the unmanaged MSCI US Prime Market 750 Index, and the 8.49% return of the unmanaged Standard & Poor’s 500 Index. But the fund surpassed the 4.90% return of its multi-capitalization core fund competitors.

There were several reasons for the underperformance relative to the unmanaged S&P 500. Primary among them were unfavorable stock selection and an overweight position in health care, the second-worst-performing sector over the period, as well as the fund’s underweight positions in consumer staples, utilities, and telecommunication services. These negatives were partially offset by favorable stock selection and an overweight position in information technology, as well as an underweight position in financials, the worst-performing sector.

The investment environment

The six months ended March 31 were characterized by significant volatility in financial markets worldwide, including the U.S. equity markets. Stocks rallied from the beginning of October through December 2015, then sold off sharply in January and early February before rallying into the end of March. The February stock market trough roughly coincided with the bottom in West Texas Intermediate crude oil, which fell to $26 per barrel before rebounding to end March at $38. Contrary to the expectations of many investors, Treasury bond yields fell as the Federal

Reserve signaled it would raise interest rates more gradually than it had planned. Faced with lower net interest margins, financials underperformed the S&P 500 by nearly 8%, with some of the largest banks and brokerages faring far worse. Sluggish economic growth and below-target inflation have led central banks in Europe and Japan to introduce negative short-term interest rates and ramp up government bond purchases, further pressuring already low long-term rates. Ten-year German and Japanese bonds currently yield within 15 basis points of 0%, an unprecedented situation.

Relative to other developed economies, the U.S. economy was a bright spot as real GDP (gross domestic product) continued to expand at a modest pace (+2.4% in 2015). Supported by rising incomes, healthy household balance sheets, low inflation (in part because of falling energy prices), and improving access to historically inexpensive credit, U.S. consumer spending appears to be on solid footing. We are concerned, however, by the unfolding U.S. presidential election. Candidates on both sides have vilified U.S. corporations and espoused trade policies that could harm global companies, including many of the fund’s holdings.

Outlook for U.S. equities

S&P 500 earnings per share are expected to decline 7% in the first quarter of 2016, the worst performance since the third quarter of 2009. Even excluding the troubled energy sector, S&P 500 earnings per share are expected to decline. Trading at approximately 16.5 times the estimated

8

earnings per share for the next 12 months, the S&P 500 Index appears fully valued by historical standards. However, with the 10-year Treasury bond yielding 1.8%, well below the S&P 500 Index dividend yield of 2.2%, we continue to believe that stocks represent a more attractive investment than bonds at current prices. We find certain stocks to be attractively valued, notably the fund’s biotechnology holdings, which, after a period of significant underperformance, trade at a discount to the S&P 500 price-to-earnings multiple in spite of their far superior long-term growth prospects.

Portfolio update and outlook

While the fund’s total return exceeded that of the S&P 500 during the fourth quarter because of favorable sector allocations and strong selection in information technology, this was more than offset by relative underperformance during the first quarter of 2016. Sector allocations (overweight health care and underweight consumer staples, utilities, and telecom) posed challenges, and several of the fund’s largest pharmaceutical and biotechnology holdings declined.

After several consecutive years of outperformance, the health care sector lagged the S&P 500 Index over the six months. Biotechnology stocks were hit especially hard. The decline was precipitated by high-profile generic-drug price increases and the subsequent broader scrutiny of the entire biotechnology and pharmaceutical industry. Among the fund’s biotechnology and pharmaceutical holdings, Novartis (–19%), Eli Lilly (–13%), Biogen (–11%), and Roche (–3%) were the most significant detractors. The fund’s biotechnology and pharmaceutical holdings made up over 18% of assets as of March 31, more than double the S&P 500 Index weighting of 9%. In spite of the near-term uncertainty and political rhetoric over drug pricing, we believe that the industry’s fundamentals remain intact. Demand for health care products is expected to continue to grow, driven by demographic trends as well as by the industry’s ability to develop new, safer, more effective therapies. We believe that companies that develop novel therapies that extend lives and represent real advancements will ultimately receive favorable pricing and reimbursement for their products.

The fund also remains overweight information technology stocks, which made up 30% of assets as of March 31, compared with a 21% weighting in the S&P 500 Index. The fund’s internet and software holdings modestly underperformed the S&P 500 Index, while its hardware and semiconductor holdings significantly outperformed. The fund’s hardware holdings outperformed due primarily to strong gains in SanDisk (+40%), which agreed to be acquired by Western Digital, and Hewlett Packard Enterprise (+21%), as well as the fund’s minimal position in Apple (flat). Losses in NetApp (–7%) partially offset these gains. While Gartner, a research and advisory firm, expects global IT spending to fall 0.5% in 2016, we remain confident in the long-term outlook for the fund’s information technology holdings.

9

Microsoft, the fund’s largest software holding, is successfully transforming its products and business model to adapt to the new cloud computing paradigm, where resources are consumed on demand over the internet. Alphabet and Alibaba, the fund’s largest internet holdings, are growing rapidly as consumers worldwide spend more time and money on internet-based services. Texas Instruments, the fund’s largest semiconductor holding, stands to benefit from the proliferation of electronics in automobiles and other devices and the incorporation of connectivity. While the fund’s hardware holdings, including Hewlett Packard Enterprise and NetApp, face more challenging transitions to the cloud, they trade at extremely low valuations that more than compensate investors for the associated risks.

Approximately 8% of the fund’s assets were invested in airline stocks as of March 31. Industry fundamentals remain strong. Robust traffic leads to high load factors, and lower fuel costs boost earnings. Nevertheless, investors remain leery of the airline industry. We recognize that terrorism is a significant risk, and are especially concerned given the recent terrorist attacks in Paris and Brussels. But we believe that structural changes in the industry over the last several years—most importantly industry consolidation—have enabled airlines to prosper under normal conditions.

Furthermore, the industry benefits from secular trends, as demonstrated by the fact that the 6% growth in global passenger traffic far exceeds real global GDP growth. In spite of these positives, several of our airline holdings trade at among the lowest price-to-earnings multiples in the S&P 500.

The fund remains significantly underweighted in energy stocks. We have found few compelling investments in the sector, as we believe current valuations (over 60 times forward earnings per share) assume a significant increase in oil prices. We view declining production costs and slower demand from China and other emerging markets as secular, not cyclical, trends. Furthermore, new technologies such as vehicle electrification may reduce oil demand over the long term.

After rallying strongly during the six months as investors flocked to perceived safe haven investments, telecommunication services, utilities, and consumer staples stocks appear stretched relative to their growth prospects, in our opinion. For example, consumer staples stocks trade for 21 times forward earnings per share—the most expensive sector on a price-to-earnings basis except for the reeling energy sector—in spite of minimal expected revenue growth.

The fund held approximately 8% of its assets in cash as of March 31.

10

Conclusion

We remain committed to our investment philosophy, which is to invest in attractively priced stocks for the long term. This bottom-up approach often results in portfolios that bear little resemblance to market indexes; therefore, our results often deviate substantially from those indexes. Furthermore, our long-term investment horizon results in low portfolio turnover, which can mean extended periods of underperformance when the stocks in our portfolio fall out of favor. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

April 21, 2016

11

PRIMECAP Core Fund

Fund Profile
As of March 31, 2016

Portfolio Characteristics
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund	750 Index	FA Index
Number of Stocks	148	732	3,900
Median Market Cap	$52.1B	$65.3B	$52.5B
Price/Earnings Ratio	18.9x	21.0x	21.8x
Price/Book Ratio	3.2x	2.8x	2.7x
Return on Equity	18.2%	18.3%	17.5%
Earnings Growth
Rate	9.1%	7.8%	8.0%
Dividend Yield	1.8%	2.1%	2.1%
Foreign Holdings	10.7%	0.0%	0.0%
Turnover Rate
(Annualized)	10%	—	—
Ticker Symbol	VPCCX	—	—
Expense Ratio[1]	0.47%	—	—
30-Day SEC Yield	1.26%	—	—
Short-Term Reserves	7.9%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		MSCI US	Total
		Prime	Market
		Market	FA
	Fund 750 Index		Index
Consumer
Discretionary	12.4%	13.6%	13.6%
Consumer Staples	0.9	10.0	9.2
Energy	1.1	6.5	6.1
Financials	8.3	15.7	17.4
Health Care	24.4	14.0	13.7
Industrials	19.3	10.5	10.7
Information
Technology	30.3	20.6	20.1
Materials	2.6	3.0	3.2
Telecommunication
Services	0.7	2.7	2.5
Utilities	0.0	3.4	3.5

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Prime Market	Market
	750 Index	FA Index
R-Squared	0.94	0.93
Beta	0.96	0.95

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Southwest Airlines Co.	Airlines	5.0%
Amgen Inc.	Biotechnology	4.4
Eli Lilly & Co.	Pharmaceuticals	3.8
Alphabet Inc.	Internet Software &
	Services	3.6
Roche Holding AG	Pharmaceuticals	3.3
Biogen Inc.	Biotechnology	2.8
Texas Instruments Inc.	Semiconductors	2.8
JPMorgan Chase & Co.	Diversified Banks	2.1
Microsoft Corp.	Systems Software	2.0
FedEx Corp.	Air Freight &
	Logistics	2.0
Top Ten		31.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2016, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2016, the annualized expense ratio was 0.45%.

12

PRIMECAP Core Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016

Note: For 2016, performance data reflect the six months ended March 31, 2016.

Average Annual Total Returns: Periods Ended March 31, 2016

	Inception	One	Five	Ten
	Date	Year	Years	Years
PRIMECAP Core Fund	12/9/2004	-1.32%	12.01%	8.59%

See Financial Highlights for dividend and capital gains information.

13

PRIMECAP Core Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (92.1%)
Consumer Discretionary (11.5%)
*	CarMax Inc.	2,901,700	148,277
	TJX Cos. Inc.	1,524,700	119,460
	L Brands Inc.	1,288,325	113,128
	Sony Corp. ADR	3,765,000	96,836
	Carnival Corp.	1,629,300	85,978
	Walt Disney Co.	745,000	73,986
	Ross Stores Inc.	1,010,900	58,531
	Las Vegas Sands Corp.	610,000	31,525
	Tribune Media Co.
	Class A	803,500	30,814
	Royal Caribbean Cruises
	Ltd.	329,000	27,027
	Gildan Activewear Inc.
	Class A	605,300	18,468
*	Amazon.com Inc.	30,593	18,161
	VF Corp.	278,000	18,003
	Garmin Ltd.	425,000	16,983
*	Bed Bath & Beyond Inc.	337,491	16,753
	Time Warner Cable Inc.	50,000	10,231
*	AutoZone Inc.	7,800	6,214
	McDonald’s Corp.	42,900	5,392
*	Norwegian Cruise Line
	Holdings Ltd.	91,700	5,070
	Newell Rubbermaid Inc.	110,000	4,872
	Lowe’s Cos. Inc.	41,500	3,144
	Marriott International Inc.
	Class A	40,000	2,847
	Comcast Corp. Class A	45,100	2,755
			914,455
Consumer Staples (0.8%)
	CVS Health Corp.	322,377	33,440
	PepsiCo Inc.	300,000	30,744
			64,184
Energy (1.0%)
	Schlumberger Ltd.	444,300	32,767
^	Transocean Ltd.	1,408,300	12,872
	Cabot Oil & Gas Corp.	425,000	9,652
	National Oilwell Varco Inc.	243,200	7,563

*,^	Southwestern Energy Co.	785,000	6,335
	EOG Resources Inc.	63,000	4,573
	Exxon Mobil Corp.	46,012	3,846
*	Cameron International
	Corp.	25,300	1,696
*	Petroleo Brasileiro SA
	ADR Preference Shares	75,000	340
*	Petroleo Brasileiro SA ADR	30,000	175
	Frank’s International NV	10,000	165
			79,984
Financials (7.6%)
	JPMorgan Chase & Co.	2,780,066	164,636
	Marsh & McLennan Cos.
	Inc.	1,976,475	120,150
	Charles Schwab Corp.	3,662,100	102,612
	Wells Fargo & Co.	1,702,000	82,309
	Progressive Corp.	1,194,800	41,985
	Northern Trust Corp.	551,400	35,935
	US Bancorp	718,300	29,156
	Chubb Ltd.	79,330	9,452
	Discover Financial
	Services	170,700	8,692
	CME Group Inc.	79,850	7,670
	American Express Co.	51,000	3,131
	Comerica Inc.	35,000	1,325
			607,053
Health Care (22.4%)
	Amgen Inc.	2,350,324	352,384
	Eli Lilly & Co.	4,199,800	302,427
	Roche Holding AG	1,066,806	261,944
*	Biogen Inc.	865,400	225,281
	Novartis AG ADR	1,610,605	116,672
	Medtronic plc	1,107,700	83,077
	Thermo Fisher Scientific
	Inc.	562,700	79,673
	Abbott Laboratories	1,712,700	71,642
*	Boston Scientific Corp.	3,327,200	62,585
	Johnson & Johnson	558,800	60,462
	AstraZeneca plc ADR	1,921,800	54,118
*	Waters Corp.	225,000	29,682

14

PRIMECAP Core Fund

			Market
			Value•
		Shares	($000)
*	Illumina Inc.	155,900	25,273
	Sanofi ADR	540,000	21,686
	Merck & Co. Inc.	365,000	19,312
	Agilent Technologies Inc.	382,600	15,247
	Stryker Corp.	45,500	4,882
	AbbVie Inc.	73,000	4,170
*	Cerner Corp.	10,000	530
			1,791,047
Industrials (17.8%)
	Southwest Airlines Co.	8,926,525	399,908
	FedEx Corp.	983,775	160,080
	Airbus Group SE	1,556,850	103,153
	United Parcel Service Inc.
	Class B	827,500	87,276
	Honeywell International
	Inc.	690,000	77,315
	American Airlines Group
	Inc.	1,708,000	70,045
*	United Continental
	Holdings Inc.	1,108,000	66,325
	Delta Air Lines Inc.	1,328,000	64,647
	Deere & Co.	512,600	39,465
	Boeing Co.	299,800	38,057
	Caterpillar Inc.	445,000	34,060
*	Jacobs Engineering Group
	Inc.	746,655	32,517
*	AECOM	833,203	25,654
	Safran SA	337,600	23,565
	CSX Corp.	915,000	23,561
	Union Pacific Corp.	266,400	21,192
	Rockwell Automation Inc.	168,700	19,190
	Pentair plc	350,000	18,991
	Ritchie Bros Auctioneers
	Inc.	618,300	16,744
*	Hertz Global Holdings Inc.	1,410,000	14,847
	Republic Services Inc.
	Class A	268,935	12,815
	CH Robinson Worldwide
	Inc.	165,000	12,248
	United Technologies Corp.	120,000	12,012
*	TransDigm Group Inc.	52,500	11,568
	IDEX Corp.	139,000	11,520
	Expeditors International
	of Washington Inc.	230,000	11,226
	Alaska Air Group Inc.	50,000	4,101
	Norfolk Southern Corp.	41,237	3,433
	Tyco International plc	75,000	2,753
*	Kirby Corp.	16,000	965
	Chicago Bridge & Iron Co.
	NV	20,000	732
			1,419,965
Information Technology (27.9%)
	Texas Instruments Inc.	3,845,800	220,826
	Microsoft Corp.	2,939,200	162,332
*	Alphabet Inc. Class A	189,177	144,323

*	Alphabet Inc. Class C	189,226	140,964
	SanDisk Corp.	1,572,516	119,637
	Hewlett Packard
	Enterprise Co.	6,727,567	119,280
	Intel Corp.	3,316,700	107,295
*	Flextronics International
	Ltd.	8,881,200	107,107
	NetApp Inc.	3,020,400	82,427
	HP Inc.	6,689,367	82,413
	EMC Corp.	3,080,300	82,090
	Cisco Systems Inc.	2,707,500	77,083
	KLA-Tencor Corp.	982,600	71,543
	Telefonaktiebolaget LM
	Ericsson ADR	6,563,300	65,830
	QUALCOMM Inc.	1,239,830	63,405
	Intuit Inc.	541,500	56,321
	NVIDIA Corp.	1,530,000	54,514
^	ASML Holding NV	480,000	48,187
*	Alibaba Group Holding
	Ltd. ADR	542,430	42,868
*	PayPal Holdings Inc.	1,064,900	41,105
*	Adobe Systems Inc.	435,000	40,803
	Activision Blizzard Inc.	905,000	30,625
*	eBay Inc.	1,257,900	30,013
	Corning Inc.	1,425,000	29,768
	Applied Materials Inc.	1,259,000	26,666
*	Keysight Technologies
	Inc.	895,589	24,844
*	Yahoo! Inc.	619,600	22,807
	Analog Devices Inc.	365,000	21,604
	Visa Inc. Class A	277,000	21,185
	Oracle Corp.	500,000	20,455
*	Electronic Arts Inc.	300,000	19,833
*	Micron Technology Inc.	1,850,000	19,370
	Apple Inc.	132,000	14,387
*	BlackBerry Ltd.	1,547,500	12,519
	Teradyne Inc.	150,000	3,239
*	VMware Inc. Class A	3,000	157
			2,227,825
Materials (2.4%)
	Monsanto Co.	773,350	67,854
	Praxair Inc.	229,700	26,289
	Dow Chemical Co.	418,000	21,259
	Celanese Corp. Class A	320,000	20,960
	EI du Pont de Nemours
	& Co.	275,000	17,413
	Potash Corp. of
	Saskatchewan Inc.	758,500	12,910
	Cabot Corp.	150,000	7,249
*	Crown Holdings Inc.	100,000	4,959
	Greif Inc. Class A	125,400	4,107
	LyondellBasell Industries
	NV Class A	46,200	3,954
	Greif Inc. Class B	37,000	1,732
	Chemours Co.	55,000	385
			189,071

15

PRIMECAP Core Fund

		Market
		Value•
	Shares	($000)
Telecommunication Services (0.7%)
AT&T Inc.	905,492	35,468
*,^ Sprint Corp.	5,680,000	19,766
		55,234
Total Common Stocks
(Cost $4,508,166)		7,348,818
Temporary Cash Investment (8.4%)
Money Market Fund (8.4%)
[1,2] Vanguard Market Liquidity
Fund, 0.495%
(Cost $665,876)	665,875,828	665,876
Total Investments (100.5%)
(Cost $5,174,042)		8,014,694

		Amount
		($000)
Other Assets and Liabilities (-0.5%)
Other Assets
Investment in Vanguard		672
Receivables for Accrued Income		11,761
Receivables for Capital Shares Issued		1,987
Other Assets		2,890
Total Other Assets		17,310
Liabilities
Payables for Investment Securities
Purchased		(6,639)
Collateral for Securities on Loan		(31,473)
Payables to Investment Advisor		(5,840)
Payables for Capital Shares Redeemed		(3,288)
Payables to Vanguard		(9,097)
Other Liabilities		(113)
Total Liabilities		(56,450)
Net Assets (100%)
Applicable to 384,781,536 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		7,975,554
Net Asset Value Per Share		$20.73

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	4,985,826
Undistributed Net Investment Income	27,267
Accumulated Net Realized Gains	121,846
Unrealized Appreciation (Depreciation)
Investment Securities	2,840,652
Foreign Currencies	(37)
Net Assets	7,975,554

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $28,696,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $31,473,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Core Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Dividends[1]	69,846
Interest[2]	1,046
Securities Lending	496
Total Income	71,388
Expenses
Investment Advisory Fees—Note B	11,556
The Vanguard Group—Note C
Management and Administrative	4,626
Marketing and Distribution	718
Custodian Fees	58
Shareholders’ Reports	28
Trustees’ Fees and Expenses	4
Total Expenses	16,990
Net Investment Income	54,398
Realized Net Gain (Loss)
Investment Securities Sold	134,009
Foreign Currencies	(20)
Realized Net Gain (Loss)	133,989
Change in Unrealized Appreciation (Depreciation)
Investment Securities	323,439
Foreign Currencies	109
Change in Unrealized Appreciation (Depreciation)	323,548
Net Increase (Decrease) in Net Assets Resulting from Operations	511,935
1 Dividends are net of foreign withholding taxes of $2,213,000.
2 Interest income from an affiliated company of the fund was $1,046,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Core Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	54,398	95,603
Realized Net Gain (Loss)	133,989	323,785
Change in Unrealized Appreciation (Depreciation)	323,548	(477,795)
Net Increase (Decrease) in Net Assets Resulting from Operations	511,935	(58,407)
Distributions
Net Investment Income	(84,999)	(85,623)
Realized Capital Gain[1]	(275,983)	(411,308)
Total Distributions	(360,982)	(496,931)
Capital Share Transactions
Issued	946,604	800,640
Issued in Lieu of Cash Distributions	323,163	445,777
Redeemed	(362,466)	(601,660)
Net Increase (Decrease) from Capital Share Transactions	907,301	644,757
Total Increase (Decrease)	1,058,254	89,419
Net Assets
Beginning of Period	6,917,300	6,827,881
End of Period[2]	7,975,554	6,917,300

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $11,734,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $27,267,000 and $57,888,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Core Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.26	$21.87	$18.65	$14.98	$12.37	$12.51
Investment Operations
Net Investment Income	.144	.285	.255	.242	.206	.145
Net Realized and Unrealized Gain (Loss)
on Investments	1.358	(.328)	3.820	3.955	2.567	(.143)
Total from Investment Operations	1.502	(.043)	4.075	4.197	2.773	.002
Distributions
Dividends from Net Investment Income	(.243)	(.270)	(.178)	(.260)	(.163)	(.142)
Distributions from Realized Capital Gains	(.789)	(1.297)	(.677)	(.267)	—	—
Total Distributions	(1.032)	(1.567)	(.855)	(.527)	(.163)	(.142)
Net Asset Value, End of Period	$20.73	$20.26	$21.87	$18.65	$14.98	$12.37

Total Return[1]	7.35%	-0.73%	22.60%	28.88%	22.55%	-0.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,976	$6,917	$6,828	$5,774	$4,702	$4,345
Ratio of Total Expenses to
Average Net Assets	0.45%	0.47%	0.50%	0.50%	0.50%	0.51%
Ratio of Net Investment Income to
Average Net Assets	1.41%	1.29%	1.23%	1.42%	1.39%	1.01%
Portfolio Turnover Rate	10%	10%	13%	7%	10%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

PRIMECAP Core Fund

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the

20

PRIMECAP Core Fund

fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2016, the investment advisory fee represented an effective annual rate of 0.31% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2016, the fund had contributed to Vanguard capital in the amount of $672,000, representing 0.01% of the fund’s net assets and 0.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

21

PRIMECAP Core Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,960,156	388,662	—
Temporary Cash Investments	665,876	—	—
Total	7,626,032	388,662	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2016, the fund realized net foreign currency losses of $20,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At March 31, 2016, the cost of investment securities for tax purposes was $5,174,042,000. Net unrealized appreciation of investment securities for tax purposes was $2,840,652,000, consisting of unrealized gains of $3,047,061,000 on securities that had risen in value since their purchase and $206,409,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2016, the fund purchased $670,235,000 of investment securities and sold $348,151,000 of investment securities, other than temporary cash investments.

22

PRIMECAP Core Fund

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	45,616	36,473
Issued in Lieu of Cash Distributions	15,403	20,364
Redeemed	(17,709)	(27,555)
Net Increase (Decrease) in Shares Outstanding	43,310	29,282

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended March 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	9/30/2015	3/31/2016	Period
Based on Actual Fund Return	$1,000.00	$1,073.53	$2.33
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.75	2.28

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard PRIMECAP Core Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to equity investing. The portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term potential that the market has yet to appreciate. The multi-counselor approach that the advisor employs is designed to emphasize individual decision-making and enable each portfolio manager to invest only in his highest-conviction ideas. PRIMECAP’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term time horizon. PRIMECAP Management has managed the fund since the fund’s inception in 2004.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group;
André F. Perold	Director and Senior Vice President of Vanguard
Born 1952. Trustee Since December 2004. Principal	Marketing Corporation.
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12202 052016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 18, 2016
VANGUARD FENWAY FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 18, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.